As filed with the Securities and Exchange Commission on April 14, 2009

Registration No. 333-126885

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
RCN Corporation
(Exact name of registrant as specified in its charter)
(For co-registrants/subsidiary guarantors, please see Schedule A hereto)

Delaware	22-3498533
(State or other jurisdiction of incorporation or organization) (For co-registrants, please see Schedule A hereto)	(I.R.S. Employer Identification Number) (For co-registrants, please see Schedule A hereto)
196 Van Buren Street
Herndon, Virginia 20170
(703) 434-8200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Michael T. Sicoli
Executive Vice President and Chief Financial Officer
RCN Corporation
196 Van Buren Street
Herndon, Virginia 20170
(703) 434-8200
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
Thomas A. Monson
Jenner & Block LLP
330 N. Wabash Avenue
Chicago, Illinois 60611
(312) 840-8611
APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
           Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐

Deregistration of Securities
     RCN Corporation (the “Registrant”), and certain direct and indirect wholly-owned subsidiary guarantors of the Registrant (the “Co-Registrants”), filed with the Securities and Exchange Commission a registration statement on Form S-1 on July 26, 2005 (Registration No. 333-126885) (the “Registration Statement”), which originally registered for resale (1) by selling security holders named in the Registration Statement, $125,000,000 aggregate principal amount of 7.375% Convertible Second Lien Notes due 2012 (the “Notes”), guarantees of such Notes by the Co-Registrants (the “Guarantees”), and 4,968,204 shares of the Registrant’s Common Stock, par value $0.01 per share (the “Common Stock”), issuable upon conversion of the Notes, and (2) by certain affiliated selling stockholders, 7,048,205 shares of Common Stock held by them. The offering contemplated by the Registration Statement has terminated due to the expiration of the Registrant’s contractual obligation to maintain the effectiveness of the Registration Statement. Pursuant to the undertaking contained in the Registration Statement, the Registrant and the Co-Registrants are filing this Post-Effective Amendment No. 1 to the Registration Statement to deregister such principal amount of Notes, Guarantees, and shares of Common Stock originally registered by the Registration Statement as remain unsold as of the termination of the offering.

SCHEDULE A
CO-REGISTRANTS—SUBSIDIARY GUARANTORS
Each of the following direct and indirect wholly-owned subsidiaries of RCN Corporation were guarantors of the 7.375% Convertible Second Lien Notes due 2012 and are co-registrants. The table below lists the jurisdiction of incorporation or organization and I.R.S. Employer Identification Number for each subsidiary guarantor.

State of Organization
	or	I.R.S. Employer
Name	Incorporation	Identification Number
21st Century Telecom Services, Inc.	Delaware	52-2113018

Brainstorm Networks, Inc.	California	94-3070972

Hot Spots Productions, Inc.	New York	11-3658121

ON TV, Inc.	New York	04-3593566

RCN-BecoCom, LLC	Massachusetts	04-3342033

RCN Cable TV of Chicago, Inc.	Delaware	52-2113019

RCN Entertainment, Inc.	Delaware	22-3815533

RCN Finance, LLC	Delaware	22-3827831

RCN Financial Management, Inc.	Delaware	22-3543109

RCN International Holdings, Inc.	Delaware	51-0365128

RCN Internet Services, Inc.	Delaware	22-3561029

RCN Telecom Services, Inc.	Pennsylvania	23-2472885

RCN Telecom Services of Illinois, LLC	Illinois	41-2071474

RCN Telecom Services of Massachusetts, Inc.	Massachusetts	22-3336717

RCN Telecom Services of Philadelphia, Inc.	Pennsylvania	23-2864826

RCN Telecom Services of Virginia, Inc.	Virginia	22-3493560

RCN Telecom Services of Washington D.C., Inc.	District of Columbia	22-3520236

RFM 2, LLC	Delaware	04-3621731

RLH Property Corporation	New Jersey	22-3720727

Starpower Communications, LLC	Delaware	52-2061905

TEC Air, Inc.	Delaware	51-0320454

UNET Holding, Inc.	Delaware	22-3561033

The address, including zip code, area code and telephone number of each of the principal executive offices of the co-registrants listed above is 196 Van Buren Street, Herndon, Virginia 20170, (703) 434-8200.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN CORPORATION

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer

/s/ Leslie J. Sears Leslie J. Sears	Senior Vice President and Controller

/s/ Jose A. Cecin, Jr. Jose A. Cecin, Jr.	Director

/s/ Benjamin C. Duster IV Benjamin C. Duster IV	Director

/s/ Lee S. Hillman Lee S. Hillman	Director

/s/ Michael E. Katzenstein Michael E. Katzenstein	Non Executive Chairman; Director

/s/ Charles E. Levine Charles E. Levine	Director

/s/ Daniel Tseung Daniel Tseung	Director

SIGNATURES OF 21ST CENTURY TELECOM SERVICES, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

21ST CENTURY TELECOM SERVICES, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF BRAINSTORM NETWORKS, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

BRAINSTORM NETWORKS, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF HOT SPOTS PRODUCTIONS, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

HOT SPOTS PRODUCTIONS, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF ON TV, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

ON TV, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN-BECOCOM, LLC
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN-BECOCOM, LLC

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN CABLE TV OF CHICAGO, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN CABLE TV OF CHICAGO, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN ENTERTAINMENT, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN ENTERTAINMENT, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN FINANCE, LLC
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN FINANCE, LLC

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN FINANCIAL MANAGEMENT, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN FINANCIAL MANAGEMENT, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN INTERNATIONAL HOLDINGS, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN INTERNATIONAL HOLDINGS, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN INTERNET SERVICES, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN INTERNET SERVICES, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN TELECOM SERVICES, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN TELECOM SERVICES, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN TELECOM SERVICES OF ILLINOIS, LLC
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN TELECOM SERVICES OF ILLINOIS, LLC

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN TELECOM SERVICES OF MASSACHUSETTS, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN TELECOM SERVICES OF MASSACHUSETTS, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN TELECOM SERVICES OF PHILADELPHIA, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN TELECOM SERVICES OF PHILADELPHIA, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN TELECOM SERVICES OF VIRGINIA, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN TELECOM SERVICES OF VIRGINIA, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RCN TELECOM SERVICES OF WASHINGTON D.C., INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RCN TELECOM SERVICES OF WASHINGTON D.C., INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RFM 2, LLC
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RFM 2, LLC

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF RLH PROPERTY CORPORATION
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

RLH PROPERTY CORPORATION

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF STARPOWER COMMUNICATIONS, LLC
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

STARPOWER COMMUNICATIONS, LLC

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF TEC AIR, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

TEC AIR, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES OF UNET HOLDING, INC.
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on April 14, 2009.

UNET HOLDINGS, INC.

By:		/s/ Peter D. Aquino

	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2009.

Signature	Title

/s/ Peter D. Aquino Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ Michael T. Sicoli Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial Officer)